UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 19, 2015 (February 18, 2015)

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-08038	04-2648081
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of principal executive offices and Zip Code)

713-651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 18, 2015, Key Energy Services, Inc., a Maryland corporation (the “Company”) announced its results for the full year ended December 31, 2014. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference. The information contained in this Item 2.02 (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD

On February 19, 2015, the Company will host a conference call to discuss it fourth quarter and full year 2014 financial results. Among other things to be discussed on the call, the Company may discuss certain cost cutting actions related to compensation, including, but not limited to (i) headcount and wage reductions for both executive and non-operational employees, (ii) an increase in the percentage of “at risk” performance-based pay for executive officers, and (iii) the use of negative discretion with respect to bonuses and equity awards. Certain of these key changes implemented by the Compensation Committee of the Company’s Board of Directors (the “Committee”) are set forth below.

The Company has revised its reporting segments as of the fourth quarter of 2014. The revised reporting segments are U.S. Rig Services, Fluid Management Services, Coiled Tubing Services, Fishing and Rental Services, all of which previously comprised the U.S. Segment, along with the Functional Support and International Segments, which are unchanged. The Company’s upcoming Annual Report on Form 10-K for the fiscal year ended December 31, 2014 will recast the former U.S. Segment annual results for prior periods to reflect the new segment structure. The Company’s upcoming Annual Report on Form 10-K for the fiscal year ended December 31, 2014 will recast the former U.S. Segment annual results for prior periods to reflect the new segment structure and the Company also will post on its website schedules providing recast quarterly financial information by segment for the 2014 fiscal year to reflect the change. The recast financial data is available at www.keyenergy.com under the headings “Investor Center” and “Non-GAAP Reconciliations.”

The information contained in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and the information shall not be deemed incorporated by reference into any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

The Committee previously made certain decisions regarding the compensation of the Company’s executive officers that did not require the Company to file a Current Report on Form 8-K under Item 5.02. However, the Committee has determined that the information would assist the Company’s shareholders in more fully understanding the Company’s compensation program, thus the information below is voluntarily provided within this Current Report on Form 8-K.

Performance Based Compensation. The Committee adopted new performance unit award terms, including lengthening the performance period from two independent one year periods to one three year period, and eliminating opportunities for payout when total shareholder return (“TSR”) performance is below a sixth placement amongst the peer group. In addition, the Committee revised the CEO’s long-term incentive awards to target 85% performance based, up from 50% performance based in 2014 and revised the named executive officers’ (“NEO’s”) long-term incentive awards to target 50% performance based, up from 20% in 2014. In addition, the Committee revised our peer group to include companies that more reflect our current size. Our revised peer group for 2015 is comprised of the following companies (those companies denoted with an “*” are new to the peer group):

Basic Energy Services, Inc.	Patterson-UTI Energy, Inc.

C & J Energy Services, Inc.*	Pioneer Energy Services Corp.*

Exterran Holdings, Inc.	RPC, Inc.

Helix Energy Solutions Group, Inc.	Seventy-Seven Energy Inc.*

Oceaneering International, Inc.	Superior Energy Services, Inc.

Oil States International, Inc.

No Payments Made with Respect to Performance Units in 2014. The second tranche of performance units granted in 2013 and the first tranche of performance units granted in 2014 did not meet the performance expectation. As such, no payments were made with respect to any outstanding performance units in 2014.

Participant	2014 Performance Units Granted	Grant Value (based on $7.33 stock price)	First Vesting Payout
Richard J. Alario	265,518	$1,946,247	$0
Newton W. Wilson III	94,822	$695,045	$0
J. Marshall Dodson	31,037	$227,501	$0
Kim B. Clarke	27,024	$198,086	$0
Kimberly R. Frye	22,559	$165,357	$0
Barry B. Ekstrand	12,278	$260,260	$0

Participant	2013 Performance Units Granted	Grant Value (based on $7.70 stock price)	First Vesting Payout	Second Vesting Payout
Richard J. Alario	259,500	$1,998,150	$0	$0
Newton W. Wilson III	89,973	$692,792	$0	$0
J. Marshall Dodson	5,550	$42,350	$0	$0
Kim B. Clarke	25,153	$193,678	$0	$0
Kimberly R. Frye	21,200	$163,240	$0	$0
Barry B. Ekstrand	6,933	$53,384	$0	$0

Negative Discretion Used in Determining Long Term Incentive Awards to NEOs. In 2015, the Compensation Committee used negative discretion in awarding restricted stock to its NEOs by reducing the value of shares awarded by 40% to 50% compared to the value of shares awarded to the NEOs in 2014.

Restricted Shares

The following table sets forth the number of restricted shares granted on January 30, 2015 to our NEOs determined using the long-term incentive plan multipliers. The number of restricted shares granted was based on the then existing stock price at or about the time of grant and the multiple of base salary recommended by the compensation consultant.

	2015 Restricted Shares	Grant Value (based on $1.68
Participant	Granted	stock price)
Richard J. Alario	250,000	$420,000
J. Marshall Dodson	217,634	$365,625
Kim B. Clarke	176,859	$297,123
Kimberly R. Frye	154,018	$258,750

Performance Units

The following table sets forth the number of restricted shares granted on January 30, 2015 to our NEOs. The number of performance units granted was determined using the long-term incentive plan multipliers and the performance unit allocations. The number of performance units granted was based on the then existing stock price at or about the time of grant and the multiple of base salary recommended by the compensation consultant. The performance units granted in 2015 were measured based on a performance period of January 1, 2015-December 31, 2017.

Participant	2015 Performance Units Granted	Grant Value (based on $1.68 stock price)
Richard J. Alario	1,390,178	$1,946,247
J. Marshall Dodson	217,634	$365,625
Kim B. Clarke	176,859	$297,123
Kimberly R. Frye	154,018	$258,750

Negative Discretion Used in Determining 2014 Bonus Payout. We met for our financial performance threshold. Nonetheless, the Compensation Committee exercised negative discretion in determining the bonus payout.

•	The CEO was not paid any cash bonus.

•	The payments to Mr. Dodson and Mses. Clarke and Frye were as follows:

Participant	Bonus Paid
J. Marshall Dodson	$125,000
Kim B. Clarke	$125,000
Kimberly R. Frye	$89,700

•	In addition to the CEO, no bonus was paid to Messrs. Wilson or Ekstrand.

NEO Salary Reductions. Effective February 22, 2015, the Compensation Committee reduced the CEO’s base salary by 10% and the NEOs’ base salaries by 7%, resulting in base salaries at the 28th market percentile of the prior peer group.

Director Fee Reduction. Effective January 1, 2015, as part of the Company’s cost cutting measures; the Compensation Committee temporarily reduced the directors’ base cash retainer by 10% or $7,500 annually.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1      Press release dated February 18, 2015 reporting results for the full year ended December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: February 18, 2015	By:	/s/ Kimberly R. Frye
Kimberly R. Frye
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 18, 2015 reporting results for the quarter ended December 31, 2014.